UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 4, 2002

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 36 pages.

ITEM 9. REGULATION FD DISCLOSURE

BB&T Chairman and CEO John Allison's presentation to Merrill Lynch Banking and Financial Services Investor Conference, September 4, 2002.

BB&T

BB&T

Established 1872

Merrill Lynch
Banking & Financial Services Investor Conference

September 4, 2002

Background

BB&T

BB&T is a fast growing, highly profitable, regional financial holding company. The core of our business was created by the merger-of-equals between BB&T and Southern National in 1995 and the acquisition of UCB in 1997. All three institutions 'grew up' as eastern North Carolina farm banks. This fundamental and sound heritage is reflected in our culture. BB&T was organized in 1872 and is the oldest bank in the Carolinas.

BB&T has consummated 58 acquisitions of community banks and thrifts, 57 insurance agencies, and 20 non-bank acquisitions over the last fifteen years. The employees, clients, shareholders, and board members of these institutions have considerably strengthened our organization.

Primary Market Segments

BB&T

•	Small business (Best in America)	•	Trust ($20.4 billion)
•	Commercial Middle Market	•	Investment Services
•	Real Estate Lending	•	Asset Management
•	Retail	•	Capital Markets
•	Home equity (Market Leader)	•	Consumer Finance
•	Sales finance (Best Quality Service)	•	Factoring
•	Mortgage ($11.1 billion)	•	Asset-Based Lending
•	Leasing	•	International
•	Insurance (10th largest in U.S.)	•	Bank Card
•	Treasury Services	•	Merchant
		•	Payroll Processing

Market Coverage

BB&T

BB&T

Branches	
NC	335
VA	248
GA	124
KY	110
SC	94
WV	90
MD	83
TN	38
FL	12
DC	7
AL	2
IN	1
1,144 total	

- BB&T Community
- Headquarters
- BB&T Insurance
- CRC
- Regional Acceptance
- Scott & Stringfellow

ACQUISITIONS

- Mid-America Bancorp
- Regional Financial Corp.

July 15, 2002

Deposit Market Share

BB&T

		% of BB&T's Deposits	Rank
•	North Carolina*	32%	2nd
•	Virginia	18%	4th
•	Georgia	12%	6th
•	South Carolina	10%	2nd
•	West Virginia	9%	1st
•	Kentucky	7%	3rd
•	Maryland	6%	8th
•	Tennessee	2%	11th
•	Florida	2%	27th
•	DC	1%	6th

*Excludes home office deposits

BB&T

BB&T Culture

Purpose

BB&T

Our ultimate purpose is to create

superior, long-term economic

rewards to our owners

(shareholders).

Purpose

BB&T

•	However, we can only accomplish this purpose with excellent client relations as our clients are our source of revenues.

•

To have excellent client relations we must have outstanding employees to serve our clients. To attract and retain outstanding employees, we must reward them financially and create an environment where they can learn and grow.

•	Our economic results are significantly impacted by the success of our communities. The community's "quality of life" impacts its ability to attract industry for growth.

BB&T Long-Term Strategy

BB&T

Client-Driven

"Community Bank" concept is the
foundation for local decision-making and
the basis for responsive, reliable, and
empathetic client service.

Treat Client as an Individual

BB&T's Management Style

BB&T

•	Participative

•	Team-Oriented

•	Fact-Based

•	Rational

•	Objective

BB&T's Management Concept

BB&T

•	Hire excellent people

•	Train them well

•	Give them an appropriate level of authority and responsibility

•	Expect a high level of achievement

•	Reward their performance

BB&T

Financial Results

Earnings Performance1

BB&T

($ in Millions Except for Per Share Information)
For Period Ended

						6 Months
	1997	1998	1999	2000	2001	6/30/02
Total Revenue	$4,175	$4,702	$5,195	$5,949	$6,183	$2,983
Net Income	$633	$739	$840	$958	$1,100	$638
ROA	1.38%	1.44%	1.47%	1.55%	1.60%	1.75%
ROE	16.21%	17.11%	18.14%	19.50%	18.96%	18.89%
EPS (diluted)	$1.42	$1.64	$1.85	$2.10	$2.40	$1.34
	(+ 15.4%)	(+15.5%)	(+12.8%)	(+13.5%)	(+14.3%)	(+16.5%)
Cash Basis:
ROA	1.44%	1.53%	1.59%	1.67%	1.72%	1.80%
ROE	17.57%	19.71%	22.33%	24.39%	23.58%	23.70%
EPS	$1.46	$1.72	$1.97	$2.24	$2.55	$1.35
	(+ 15.0%)	(+17.8%)	(+14.5%)	(+13.7%)	(+13.8%)	(+9.8%)

1Recurring and restated

EPS Trend1

BB&T

143% Increase
$ Per Share
.70
.60
.50
.40
.30
.20
.10
.28 .29 .31 .31 .30 .31 .31 .32 .35 .35 .37 .36 .40 .41 .42 .41 .46 .46 .47 .47 .50 .51 .54 .55 .57 .58 .62 .63 .66 .68
1Q95 2Q95 3Q95 4Q95 1Q96 2Q96 3Q96 4Q96 1Q97 2Q97 3Q97 4Q97 1Q98 2Q98 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02
Quarter

[1]Recurring and restated

Compound Annual Growth Rate of 14.2%
(originally reported)

Total Assets

BB&T

10 Year Growth Trend
$ in Billions
70
60
50
40
30
20
10
0
6.2
6.7
9.2
10.4
20.5
21.2
29.2
34.4
43.5
59.3
70.9
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
As Originally Reported 10-Year Compound Annual Growth Rate 27.6%

Recurring Net Income
As Originally Reported

BB&T

10 Year Growth Trend

$ in Millions
1100
1000
900
800
700
600
500
400
300
200
100
0
60.2
76.1
98.2
119.9
254.5
304.9
408.6
512.8
659.1
875.1
1,100.1
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

As Originally Reported 10-Year Compound Annual Growth Rate 33.7%

Financial Strength

BB&T

($ in Billions Except for Per Share Information)

Period-end Balances:	1997	1998	1999	2000	2001	6/30/02
Total Assets	$ 49.2	$ 54.4	$ 59.4	$ 66.6	$ 70.9	$ 76.3
Total Shareholders' Equity	$ 4.1	$ 4.6	$ 4.6	$ 5.4	$ 6.2	$ 7.1
BV per share (EOP)	$ 9.38	$ 10.33	$ 10.30	$ 11.96	$ 13.50	$ 14.99
Leverage Capital Ratio (EOP)	8.2%	7.9%	7.3%	7.3%	7.2%	7.3%
Tier 1 Capital (EOP)	11.6%	11.5%	10.3%	9.7%	9.8%	9.7%
Total Capital	15.0%	15.1%	13.4%	12.2%	13.3%	12.8%
Equity/Assets (EOP)	8.3%	8.5%	7.8%	8.1%	8.7%	9.3%

Generating Fee Income and
Operating Efficiency1

BB&T

	1997	1998	1999	2000	2001	6/30/02

Noninterest Income/ Net Revenue (T/E)	23.6%	26.5%	29.5%	30.3%	33.4%	35.3%

Cash Basis Efficiency Ratio	53.5%	53.6%	53.4%	50.9%	49.5%	50.2%

1Recurring and restated

Credit Quality

BB&T

	1997	1998	1999	2000	2001	6/30/02	Industry*
Net Charge-offs/
Average Loans	.35%	.28%	.26%	.27%	.40%	.47%	1.39%
Net Charge-off (Excluding
Specialized Lending)	.32%	.25%	.22%	.22%	.34%	.38%	n/a
Nonperforming Assets/
Total Assets	.47%	.39%	.33%	.36%	.53%	.52%	1.05%

Restated
*Source: FDIC Quarterly Banking Profile 3/31/02

BB&T
2002 Target Performance Objectives

BB&T

Fee Income growth	25%
CB Efficiency Ratio	‹ 50%
CB ROA:	1.75%
CB ROE:	24%
Leverage Capital Ratio	7.0% to 8.0%
Consensus EPS Estimates	$ 2.76
(CB EPS $2.80)	(+15.0%)
Consensus EPS Estimates (2003)	$ 3.07
(+11.2%)

Long-term Objective: CB EPS Growth of 12.0%

2002 Key Strategic Objectives

BB&T

1.	Be the World Standard revenue-driven sales organization

2.	Execute the World Standard client service strategy

3.	Achieve superior performance and profitability - Top 5%; realize performance potential of new markets

4.	Execute branch automation and electronic banking strategy; increase scale of selected fee based businesses; optimize and integrate products, business lines, delivery systems and information systems

5.	Integrate past acquisitions and pursue strategic future acquisitions

2002 Key Strategic Objectives

BB&T

(1)   Be the World Standard Revenue-Driven Sales Organization

     •     Execute on BB&T Decathlon

-	Maintain 10 sales contacts

-	5 or more service households

31% core markets

17% new markets

40% long term goal

     •    Execute on Integrated Relationship Management

2002 Key Strategic Objectives

BB&T

(2)    Execute the World Standard Client Service Strategy

•	Long term profit maximization through quality differentiation

•

We are a quality differentiated competitor: We sell quality not price. While price always matters, we deliver the greatest value to the client. Value is the ratio of quality to price. We focus on the quality component.

•	Relationship driven / Value added

•	Reliable, responsive, empathetic, competent

•	Gold Seal Standards - Systemized quality

•	Execute Client Service model

•	Maintain better service quality than our primary competitors

2002 Key Strategic Objectives

BB&T

(3)   Achieve Superior Performance and Profitability Goals Top 5%; realize performance potential of new markets

•

Achieve a superior P/E ratio by superior cash basis earnings per share growth, superior cash basis ROE, superior revenue growth while maintaining a sound financial position as evidenced by leverage capital and asset quality ratios

•	Maintain pricing discipline

•	Achieve growth goals

•	Insure excellent asset quality

•	Realize performance potential of new markets

2002 Key Strategic Objectives

BB&T

(4)   Execute Branch Automation and Internet strategy, increase scale of selected fee based businesses; optimize and integrate products, business lines delivery systems and information systems

•	Have a passion for rational innovation

•	Execute creativity process and transfer best practices

•	Expand management development program

•	Branch automation / other systems enhancements

•	Electronic Delivery Systems

•	Payroll processing / HR benefit business

2002 Key Strategic Objectives

BB&T

(5)   Integrate past acquisitions and pursue strategic future acquisitions

•	Complete integration of recent bank and non-bank mergers

•	Pursue banks and thrifts in the Carolinas, Virginia, Maryland, DC, Georgia, West Virginia, Tennessee, Kentucky, Ohio and Florida with assets of $250 million to $10 billion

•	Continue aggressive insurance agency acquisition program

•	Pursue integration or roll-up of non-bank acquisitions

-	Asset Management

Large Market Share of Growth Markets
Valuable Franchise

BB&T

Sound Financial Position
Creates Low Risk

BB&T

	BB&T1	Industry[2]

Tier 1 Capital Ratio	9.75%	9.12%

Nonperforming Assets/Total Assets	0.52%	1.05%

ROA	1.75%	1.34%

ROE	18.89%	15.04%

1Recurring and restated - as of/for the period ended 6/30/02
2Source: FDIC as of/for year ended 3/31/02

Recognitions

BB&T

•	Ranked #17 (Top 4%) in Barron's 500 - 2nd highest ranked bank

•	Recognized by Business Week as the 3rd highest performing bank in U.S. and 81st best performer of all S&P 500 companies (top 17%)

•	Recognized by CEO Magazine 1st in Market Value Added of any bank and ranked 61st (top 7%) of all companies ranked

•	Recently picked by Smart Money as one of the Top 5 Income Stocks

Long-Term Trends

BB&T

•	20th Consecutive year of record recurring earnings

•	20 Year compound annual growth in EPS 11.0% 15 Year compound annual growth rate in EPS 12.0% 10 Year compound annual growth rate in EPS 13.4% (beginning with originally reported EPS)

•	Paid cash dividend every year since 1920

•	31st Consecutive year of dividend increases

Shareholder Return

BB&T

$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
1995
1996
1997
1998
1999
2000
2001
6/30/02
BB&T
Bank of America
Wachovia
SunTrust
S&P 500 Banks Index
S&P 500 Index

Depicts $100 invested at 12/31/95 and held through 6/30/02 with dividends reinvested in the security.

Owners as Beneficiaries of
Corporate Strategy

BB&T

•	BB&T's 10-year compound annual dividend growth rate is 15.8% as compared to 2.7% for the S&P 500

•	Over the last five years, BB&T's total compound annual return to shareholders is 14.2% compared to 3.7% for the S&P 500 and 4.4% for the S&P 500 Banks Index

•	BB&T's 10-year total compound annual return to shareholders is 20.3% compared to 11.4% for the S&P 500 and 12.7% for the S&P 500 Banks Index

Summary

BB&T

Special Strengths of BB&T

•	Superior sales system / Superior revenue growth

•	Different and better model for community banking

•	Unique and successful acquisition strategy

•	Great markets / Great franchise

•	Philosophy: Rational / Objective

BB&T

Forward-Looking Information

BB&T

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of BB&T. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure in the banking industry increases significantly; (2) changes in the interest rate environment reduce margins; (3) general economic conditions, either nationally or regionally, are less favorable than expected, resulting in, among other things, a deterioration in credit quality; (4) changes occur in the regulatory environment; costs or difficulties related to the integration of the businesses of BB&T and its merger partners are greater than expected; (5) changes occur in business conditions and inflation; (6) expected cost savings from proposed mergers cannot be fully realized; (7) deposit attrition, customer loss or revenue loss following proposed mergers are greater than expected; (8) required operational divestitures associated with pending mergers are greater than expected; and (9) changes occur in the securities markets. The forward-looking earnings estimates included in this presentation have not been examined or compiled by the independent public accountants of BB&T, nor have such accountants applied any procedures thereto. Accordingly, such accountants do not express an opinion or any other form of assurance on them.

BB&T

BB&T

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       September 4, 2002